UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2010

Prime Estates & Developments, Inc.

(Name of registrant in our charter)

Nevada	333-162597	27 0611758

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS I.D.

200 South Wacker Drive, Suite 3100, Chicago, Illinois,	60606

(Address of principal executive offices)	(Zip Code)

Telephone:  312.674.4529

(address and telephone number)

4709 West Golf Rd, Suite 425, Skokie, Illinois	60076

(Address of principal executive offices)	(Zip Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 (c).   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

By letter dated October 21, 2010 but only received by the Company on October 25, 2010, Mr. Spiros Sinnis resigned as President and a Director of the Company effective October 21, 2010.  His letter did not indicate any disagreement with management or state any reason for his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Prime Estates & Developments, Inc.

Date: October 25, 2010	/s/ Panagiotis Drakopoulos
Panagiotis Drakopoulos
Principal Executive Officer